For further information, please contact:
Glenn L. Purple
Vice President-Finance
Tel: (860) 677-2603
                                           FOR IMMEDIATE RELEASE

                EDAC TECHNOLOGIES REPORTS FOURTH QUARTER RESULTS


FARMINGTON, Conn., March 8, 2005 -- EDAC Technologies Corporation (OTC Bulletin
Board: EDAC.OB), a designer and manufacturer of tools, fixtures, jet engine components, injection molds and spindles, today reported results for the fourth quarter of 2004.

Sales for the fourth quarter of 2004 were $9,631,000 and net income was $2,012,000 or $0.43 per diluted share, versus sales of $5,992,000 and a net loss of $107,000 or a loss of $0.02 per diluted share for the fourth quarter of 2003. The fourth quarter benefited from an income tax credit of $1,567,000. Net income prior to the tax credit was $445,000.

For the fiscal year 2004, sales were $33,247,000 and net income was $2,862,000 or $0.62 per diluted share versus sales of $25,677,000 and net income of $6,579,000 or $1.46 per diluted share for the fiscal year 2003. The fiscal year 2003 benefited from a gain of $7,253,000 from debt restructuring. Without the gain for the fiscal year 2003 the net loss would have been $674,000. The fiscal year 2004 benefited from an income tax credit of $1,831,000 and debt forgiveness of $250,000. Net income prior to the tax credit and without the debt forgiveness would have been $781,000.

Commenting on the fourth quarter and fiscal year 2004, Dominick A. Pagano, President and Chief Executive Officer, said, "We are pleased with the year-end results and in particular the fourth quarter, in which we achieved record sales and continued improvement in our gross profit. After two years of rebuilding, we are reporting our first fiscal year operating profit since 2001. Compared to the fiscal year 2003, our operating profit for fiscal year 2004 has improved from a loss of $143,000 to a profit of $1,416,000. Our refinancing in January 2005 has reduced our debt service and will provide for capital equipment through a $1.5 million equipment line. Our backlog remains strong and our management team continues to develop. We look forward to maintaining the positive momentum into 2005."

ABOUT EDAC TECHNOLOGIES CORPORATION
EDAC Technologies Corporation is a diversified manufacturing company primarily offering (i) design and manufacturing services for the aerospace industry in such areas as jet engine parts, special tooling, equipment, gauges and components used in the manufacture, assembly and inspection of jet engines (ii) high-precision fixtures, gauges, dies and molds and (iii) the design, manufacture and repair of precision spindles, which are an integral part of numerous machine tools found in virtually every manufacturing environment.

Cautionary Statement Regarding Forward Looking Statements - This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company uses words such as "plans," "seeks," "projects," "expects," "believes," "may," "anticipates," "estimates," "should," and similar expressions to identify these forward looking statements. These statements are subject to risks and uncertainties and are based upon the Company's beliefs and assumptions. There are a number of important factors that may affect the Company's actual performance and results and the accuracy of its forward-looking statements, many of which are beyond the control of the Company and are difficult to predict. These important factors include, without limitation, factors which could affect demand for the Company's products and services such as general economic conditions and economic conditions in the aerospace industry and the other industries in which the Company competes; competition from the Company's competitors; and the Company's ability to enter into satisfactory financing arrangements. These and other factors are described in the Company's annual and quarterly reports filed from time to


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time with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent the Company's expectations and beliefs as of the date of this release. The Company anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation or intention to do so.




EDAC TECHNOLOGIES CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS


                                               For the three months ended                For the twelve months ended
                                            ---------------------------------         ---------------------------------
                                             January 1,           January 3,           January 1,           January 3,
                                                2005                 2004                 2005                 2004
                                            ------------         ------------         ------------         ------------
Sales                                       $  9,631,166         $  5,992,246         $ 33,247,019         $ 25,677,087
Cost of sales                                  8,275,184            5,309,259           29,199,047           22,950,242
                                            ------------         ------------         ------------         ------------
  Gross profit                                 1,355,982              682,987            4,047,972            2,726,845

Selling, general and
  and administrative
  expenses                                       751,317              733,313            2,632,084            2,869,897
                                            ------------         ------------         ------------         ------------

  Income (loss)
   from operations                               604,665              (50,326)           1,415,888             (143,052)

Non-operating income
  (expense):
  Interest                                      (159,620)            (160,082)            (634,618)            (678,489)
  Gain on debt forgiveness                            --                   --              250,000                   --
  Gain on debt restructuring                          --                   --                   --            7,253,203
  Other                                               --              103,413                   --              147,126
                                            ------------         ------------         ------------         ------------

  Income (loss) before
    income taxes                                 445,045             (106,995)           1,031,270            6,578,788

 Benefit from income taxes                     1,566,541                   --            1,830,695                   --
                                            ------------         ------------         ------------         ------------


  Net income (loss)                         $  2,011,586         $   (106,995)        $  2,861,965         $  6,578,788
                                            ============         ============         ============         ============


Income (loss) per common share data:
   Basic                                    $       0.45         $      (0.02)        $       0.64         $       1.49
                                            ============         ============         ============         ============
   Diluted                                  $       0.43         $      (0.02)        $       0.62         $       1.46
                                            ============         ============         ============         ============



WEIGHTED AVERAGE SHARES OUTSTANDING:
   Basic                                       4,444,438            4,444,203            4,444,438            4,425,309
   Diluted                                     4,661,520            4,444,203            4,644,647            4,502,051



EDAC TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS



                                                                        January 1,                 January 3,
                                                                           2005                       2004
                                                                       ------------               ------------
ASSETS
-------
CURRENT ASSETS:
    Cash                                                               $    549,198               $     94,151
    Accounts receivable (net of allowance
       for doubtful accounts of $234,000 as of
       January 1, 2005 and January 3, 2004                                6,573,114                  3,154,498
    Inventories, net                                                      4,454,937                  4,611,253
    Prepaid expenses and other current  assets                               57,290                     60,424
    Refundable income taxes                                                 330,869                         --
    Deferred income taxes                                                   733,583                         --
                                                                       ------------               ------------
                                           Total current assets          12,698,991                  7,920,326
                                                                       ------------               ------------

PROPERTY, PLANT AND EQUIPMENT, at cost:
    Land                                                                    632,821                    632,821
    Buildings and improvements                                            6,289,625                  6,280,988
    Machinery and equipment                                              18,954,913                 18,571,819
                                                                       ------------               ------------
                                                                         25,877,359                 25,485,628
    Less: accumulated depreciation                                       17,297,856                 15,542,501
                                                                       ------------               ------------
                                                                          8,579,503                  9,943,127
                                                                       ------------               ------------

OTHER ASSETS:
    Deferred income taxes                                                   766,417                    258,608
    Other                                                                   102,183                     43,751
                                                                       ------------               ------------
TOTAL ASSETS                                                           $ 22,147,094               $ 18,165,812
                                                                       ============               ============

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
CURRENT LIABILITIES:
    Revolving line of credit                                           $    580,555               $  2,550,832
    Current portion of long-term debt                                     1,030,282                  2,254,142
    Trade accounts payable                                                3,249,892                  2,098,415
    Employee compensation and amounts  withheld                           1,228,975                    972,630
    Accrued expenses                                                        502,450                    412,201
    Customer advances                                                       363,745                     77,138
    Deferred income taxes                                                        --                    258,959
                                                                       ------------               ------------
                                      Total current liabilities           6,955,899                  8,624,317
                                                                       ------------               ------------

LONG-TERM DEBT, less current portion                                      8,564,927                  5,671,190
                                                                       ------------               ------------

OTHER LONG-TERM LIABILITIES                                               1,423,054                  1,125,063
                                                                       ------------               ------------

SHAREHOLDERS' EQUITY:
    Common stock, par value $.0025 per
       share; 10,000,000 shares authorized;
       issued and outstanding-- 4,444,438  in 2004
        and 2003                                                             11,111                     11,111
    Additional paid-in capital                                            9,377,508                  9,377,508
    Accumulated deficit                                                  (2,282,044)                (5,144,009)
                                                                       ------------               ------------
                                                                          7,106,575                  4,244,610
    Less: accumulated other comprehensive loss                            1,903,196                  1,499,203
               Treasury stock, 235 shares                                       165                        165
                                                                       ------------               ------------
                Total shareholders' equity                                5,203,214                  2,745,242
                                                                       ------------               ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $ 22,147,094               $ 18,165,812
                                                                       ============               ============


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